Fees Summary	Jun. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 402,500,000
Previously Paid Amount	0
Total Fee Amount	61,622.75
Total Offset Amount	0
Net Fee	$ 61,622.75